







APRIL 18
2017







Developing Low-Cost LNG Export Solutions from the Permian Basin and Eagle Ford Shale in South Texas

PROPOSED MERGER
DEFINITIVE MERGER AGREEMENT

NEXTDECADE, LLC
HARMONY MERGER CORP.

TRANSACTION OVERVIEW

NEXTDECADE
A Portfolio LNG Company

Disclaimer and Forward Looking Statements

The information provided in this Transaction Overview with respect to NextDecade, LLC (the "Company") has been provided for informational purposes only. This Transaction Overview shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Transaction Overview relates to the proposed business combination between Harmony and NextDecade and does not contain all of the information that should be considered concerning the business combination nor is it intended to provide a basis for any investment decision or any other decision in respect of the business combination. Harmony and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the special meeting of Harmony Stockholders to be held to approve the proposed business combination. Stockholders are advised to read, when available, Harmony's definitive proxy statement in connection with the solicitation of proxies for the special meeting because these materials will contain important information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to approve the business combination. The definitive proxy statement for the special meeting will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, by directing a request to: Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, NY 10017. The proxy statement and definitive proxy statement, once available, can be obtained, without charge, at the Securities and Exchange Commission's internet site, www.sec.gov.

Neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of this Transaction Overview or any of the information contained herein, or any other written or oral communication transmitted or made available to the recipient or its affiliates or representatives. The Company and its affiliates or representatives expressly disclaim to the fullest extent permitted by law any and all liability based, in whole or in part, on this Transaction Overview or any information contained herein and any other written or oral communication transmitted or made available to the recipient or its affiliates or representatives, including, without limitation, with respect to errors therein or omissions therefrom.

This Transaction Overview does not attempt to present all the information that prospective investors may require.

Recipients should not assume that the information in this Transaction Overview is accurate as of any date other than April 18, 2017. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. The Company does not undertake any obligation to update or revise this Transaction Overview to reflect events or circumstances after the date of this Transaction Overview.

Certain of the information contained herein concerning industry and market data, economic trends, market position and competitiveness is based upon or derived from information provided by third-party consultants and other industry sources. While the Company believes these sources to be reliable, none of the Company or any of its affiliates or representatives can guarantee the accuracy of such information. Further, none of the Company or any of its affiliates or representatives have reviewed or independently verified the assumptions upon which projections of future trends and performance in such information are based.

Recipients should not construe the contents of this Transaction Overview, or any prior or subsequent communications from or with the Company or its advisors, as legal, tax or business advice. Each recipient should consult its own attorney and business advisor as to the legal, business, and tax and related matters concerning the Company.

Forward Looking Statements

This Transaction Overview includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on NextDecade's and Harmony's managements' current expectations or beliefs as well as assumptions concerning the events and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the development of NextDecade's business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which NextDecade is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of liquefied natural gas (LNG) and related services; general economic conditions; geopolitical events and regulatory changes; the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in Harmony's filings with the Securities and Exchange Commission and available at www.sec.gov. The information set forth herein should be read in light of such risks. Forward-looking statements speak only as of the date of this document. Neither Harmony nor NextDecade undertakes, and expressly disclaims any obligation to, update or alter its forward-looking statements to reflect events or circumstances after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Proposed Merger: Overview

NEXTDECADE
A Portfolio LNG Company

Harmony Merger Corp. (NASDAQ: HRMN, HRMNU, HRMNW) ("Harmony") and NextDecade, LLC ("NextDecade") have executed a definitive merger agreement ("Agreement") for a business combination transaction ("Proposed Merger"), which would result in NextDecade becoming a publicly listed company.

Proposed Merger Detail

- The proposed all-stock transaction is expected to yield a combined entity with a pro forma enterprise value of approximately $1.0 billion at closing.
- Harmony and NextDecade believe this transaction represents an opportunity to invest at a discount to the intrinsic valuation derived from a discounted cash flow (DCF) analysis and public market peer-group valuations (assuming just 3 out of 6 trains at RGLNG take FID).*
- Following a vote on the extension of its corporate existence on March 27, 2017, Harmony, a NASDAQ-listed Special Purpose Acquisition Company ("SPAC"), has $112.8 million of cash in trust. Harmony has agreed to have at least $25 million of cash in its trust account at closing.
- If the proposed merger is completed, Harmony will issue to NextDecade shareholders approximately 97.87 million shares of Harmony common stock at closing, with up to 19.57 million additional contingent shares issued to NextDecade upon the achievement of certain milestones.
- Assuming no redemptions by Harmony stockholders, current Harmony stockholders will own approximately 13.0 percent of the combined company immediately following the proposed merger.
- Completion of the proposed merger is subject to approval of the Harmony stockholders and certain customary conditions. The proposed merger is expected to close late in the second quarter of 2017.

Combined Entity Ownership Structure[1]

Harmony Shareholders
13.0%

NextDecade Shareholders
87.0%

NEXTDECADE
A Portfolio LNG Company

Rio Grande LNG, LLC
Liquefaction | 27 mtpa

Rio Bravo Pipeline Company, LLC
Pipeline | 4.5 Bcf/d

Pelican Island LNG, LLC
Liquefaction (Shoal Point)

El Dorado Pipeline, LLC
Pipeline

FSRU and LNG Trading Advisory Services

1: Pending completion of merger. Ownership percentages are estimates, and assume no redemptions by Harmony stockholders. The list of NextDecade subsidiaries is not necessarily exhaustive.
*Intrinsic valuation derived from discounted cash flow analysis of the Company's perceived terminal value utilizing assumed EBITDA terminal value multiples, MLP cash flow yields, and various discount rates. Peer-group may include Cheniere Energy, Inc. (LNG), Liquefied Natural Gas Ltd (LNGL), and Tellurian, Inc. (TELL).

Proposed Merger: Rationale

NEXTDECADE
A Portfolio LNG Company

NextDecade and Harmony believe the proposed merger creates value for both companies' current and future stakeholders, positioning Rio Grande LNG for positive FID as soon as mid-2018.

NextDecade Rationale

- Public listing enhances global profile among prospective customers, financing counterparties, and strategic partners of NextDecade's LNG export projects and associated pipelines in Texas
- Merger with Harmony expected to enhance NextDecade's ability to provide solutions to customers and producers, affording access to public markets and bolstering its cash position prior to a positive FID
- NextDecade to achieve further de-risking of its projects via a lower cost of capital enhancing the ability to attract additional world-class customers and partners with binding commercial offtake and gas supply
- Partnership with Harmony's principal executives affords NextDecade incremental expertise in public company operations

Harmony Rationale

- Merger with NextDecade provides Harmony stockholders a unique opportunity to participate in the U.S. LNG export market through projects with access to abundant and low-cost natural gas resources in the Permian Basin and Eagle Ford Shale
- With significant invested capital to date, NextDecade plans to secure attractive project-level financing to enable construction of liquefaction facilities and pipelines with residual cash flows to NextDecade stockholders
- Proposed all-stock transaction valued at a discount to the intrinsic valuation derived from a discounted cash flow (DCF) analysis and public market peer-group valuations (assuming just 3 out of 6 trains at RGLNG take FID)*

Artist's Rendering




South Padre Island
Port Isabel
Rio Grande Terminal
Brownsville

*Intrinsic valuation derived from discounted cash flow analysis of the Company's perceived terminal value utilizing assumed EBITDA terminal value multiples, MLP cash flow yields, and various discount rates. Peer-group may include Cheniere Energy, Inc. (LNG), Liquefied Natural Gas Ltd (LNGL), and Tellurian, Inc. (TELL). NextDecade is likely to experience certain operating budget increases as a result of becoming a public company.

NextDecade: Overview

NEXTDECADE
A Portfolio LNG Company

NextDecade is a liquefied natural gas ("LNG") development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade's first proposed LNG export facility, the Rio Grande LNG project ("RGLNG") in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects.

Rio Grande LNG Overview

- 984-acre site located in the Port of Brownsville, Texas
- Planned capacity of 27 million tons per annum (mtpa) (6 trains x 4.5 mtpa each)
- 30 million tons per annum (mtpa) of non-binding Heads of Agreement
- Up to 4.5 Bcf/d from key Texas hub via planned Rio Bravo pipeline
- FERC application filed May 2016; draft EIS expected as soon as mid-2017
- DOE authorization for FTA countries; non-FTA approval pending
- Start-up planned for early 2022
- Second 994-acre site leased on the Houston Ship Channel in Texas City (Shoal Point)

Competitive Advantages

- Competitive engineering, procurement, and construction ("EPC") costs through project scale
- Proven and widely utilized Air Products C3MR™ technology
- Experienced team, strong relationships with technical and commercial partners
- Limited project and ship channel congestion at Brownsville site
- Proximity to low-cost feedgas sourced from Permian Basin and Eagle Ford Shale
- Flexible offtake models (toll, FOB, and DES)



Artist's Rendering



NextDecade: Rio Grande LNG

NEXTDECADE
A Portfolio LNG Company

NextDecade is well-positioned among the second wave of U.S. LNG project sponsors. Key competitive advantages involve engineering, commercial, regulatory, and gas supply considerations.

- **Capital Cost and Technology.** Rio Grande LNG's EPC liquefaction costs are expected to be among the most competitive in the world due to NextDecade's close collaboration with its EPC contractor (Chicago Bridge & Iron) and equipment providers and the use of proven technology (AP-C3MR™).
- **Commercial.** NextDecade has made substantial progress with prospective customers to date, having executed 30 mtpa of non-binding Heads of Agreement (HOAs) with prospective customers in Asian, European, and Middle Eastern markets. NextDecade management's experience in the floating storage and regasification unit (FSRU) market enhances prospects for capturing new demand in emerging LNG markets.
- **Regulatory.** NextDecade filed its formal Federal Energy Regulatory Commission (FERC) application in the second quarter of 2016 and has allocated significant time and resources to advance the regulatory processes with FERC and other agencies. A draft environmental impact statement ("DEIS") is expected as soon as mid-2017.
- **Invested Capital To Date.** NextDecade has invested significant capital toward advancement of its projects and continued investing during the commodity downturn in 2015 and 2016 to further drive down the overall project cost. We believe our resulting advanced position facilitates an expected positive final investment decision ("FID") in mid-2018.
- **Gas Supply.** Rio Grande LNG is optimally located close to key reserve basins (especially the Permian Basin and Eagle Ford Shale) and has access to entirely different pipeline networks than other competitive projects in Eastern Texas and Western Louisiana.


L N G



Center for Liquefied Natural Gas

Projections, forecasts and other expectations as to costs are based on assumptions that management believes are reasonable. Actual costs may differ materially from these projections. Further, many of the agreements referenced herein, including Heads of Agreement, are not binding upon the parties thereto and may be terminated, in some cases without cause or penalty. Please refer to the disclaimers and forward looking statements at the beginning of this Transaction Overview.

NextDecade: Company Highlights

NEXTDECADE
A Portfolio LNG Company

Positioned to Become a Leader Among the Second Wave of U.S. LNG Projects

- The Rio Grande LNG terminal is a planned LNG export facility to be located in the Port of Brownsville, Texas. The associated 137-mile Rio Bravo pipeline is to originate in the Agua Dulce market area. Together, the projects are positioned to monetize gas reserves of West and South Texas, benefiting from proximity to recent discoveries in the Permian Basin and Eagle Ford Shale.
- NextDecade has selected Air Product's C3MR™ technology, which is used in a wide array of LNG projects around the world, including in several LNG projects under construction in the United States. With global expertise in LNG EPC projects, Chicago Bridge & Iron (CB&I) provided NextDecade's front-end engineering and design ("FEED") work. NextDecade is currently progressing design, regulatory, engineering, and commercial activities.
- We believe NextDecade's management team has developed some of the most prestigious projects across the LNG value chain, bringing expertise in the technical, commercial, financial, regulatory, and legal aspects of its projects. NextDecade's principal equity holders include funds managed by York Capital Management, Valinor Management, and Halcyon Capital Management, who together own a majority interest in NextDecade.
- The Rio Grande LNG project and associated pipelines are scalable. As designed, NextDecade can take a positive final investment decision ("FID") based on two trains, and with committed offtake for less than the full capacity of each train.
- NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (FERC) in April 2015 and filed its formal application in May 2016. The company has robust commercial offtake and gas supply strategies in place, and has signed 30 mtpa of non-binding customer commitments to date, indicating strong market interest.

YORK CAPITAL MANAGEMENT

VALINOR MANAGEMENT

HALCYON CAPITAL MANAGEMENT



Artist's Rendering


Anadarko
Fayetteville
Permian
Barnett
Haynesville
Eagle Ford
Gulf Coast

NextDecade: Management

NEXTDECADE
A Portfolio LNG Company

Kathleen Eisbrenner **Chief Executive Officer**	Kathleen Eisbrenner oversees development and execution of NextDecade's liquefaction and pipeline strategies. She was formerly executive vice president at Royal Dutch Shell, where she was responsible for the management of the company's global LNG portfolio. Prior to Shell, Eisbrenner was the founder and CEO of Excelerate LNG, focused on developing the FSRU industry. She also held various senior management positions at El Paso Energy. Eisbrenner is a member of the National Petroleum Council, American Bureau of Shipping, JERA's Global Fuel Strategy Board, and Junior Achievement of Southeast Texas, among others. She is a former member of the Board of Directors of Chesapeake Energy. Eisbrenner holds a Bachelor of Science degree in civil engineering from the University of Notre Dame.
René van Vliet **Chief Operating Officer**	René van Vliet is responsible for developing midstream LNG solutions at NextDecade. Prior to his work at NextDecade, van Vliet worked at Shell International for almost 32 years, most recently as vice president of Global LNG, Shell Gas & Power. He has been involved in LNG developments since 1992, overseeing projects on four continents. During his time at Shell, he was responsible for a global LNG project portfolio, including land-based LNG, floating LNG, regasification, and small-scale LNG. van Vliet holds a Master of Science degree in civil engineering from the Technical University of Eindhoven.
Alfonso Puga **Chief Commercial Officer**	Alfonso Puga oversees the Company's efforts to sign long-term offtake contracts with NextDecacde's customers around the world. Puga has spent more than 18 years in the natural gas and LNG industries, initially at Gas Natural and then Union Fenosa Gas, where he managed a portfolio of 6 Bcm of LNG. Following his time at Union Fenosa, Puga worked at both Essent Trading (today RWE) and Goldman Sachs, where he formed the LNG trading desk. Puga holds a degree in Industrial Electrical Engineering from the Polytechnic University of Catalonia and earned an Executive MBA from the IMD-Lausanne.
Ben Atkins **Chief Financial Officer**	Ben Atkins is responsible for NextDecade's financial strategy, reporting, controls, and budgeting. Before joining NextDecade, Atkins served as senior vice president at GE Capital, where he spent 10 years in underwriting and portfolio management roles for thermal power and midstream equity investments. Atkins previously worked at McKinsey & Company and as a risk manager in State Street Corporation's Securities Finance division. Atkins is a CFA charterholder and a licensed Certified Public Accountant in Connecticut and Texas. He was valedictorian of his class at the United States Naval Academy, and – after graduation – proudly served in the United States Navy Submarine Force.
Shaun Davison **SVP, Development & Regulatory Affairs**	Shaun Davison leads NextDecade's commercial project development efforts in North America. Davison has spent more than 20 years in the energy industry including with Consolidated Natural Gas and Dominion Resources, where he focused on business development, marketing, corporate strategy and major M&A transactions including Dominion's purchase of the Cove Point LNG import terminal. Davison previously worked for Teekay Corporation and Excelerate Energy, where he led global project development for LNG regasification opportunities in nine countries and managed small-scale LNG projects in the Caribbean and Baltic regions. He holds a Bachelor of Science degree in management science and economics from West Virginia Wesleyan College and a Master of Business Administration from West Virginia University.
Krysta De Lima **General Counsel**	Krysta De Lima is responsible for all of NextDecade's legal and contractual matters. De Lima worked in Bechtel's Oil, Gas and Chemicals business unit where she advised on major EPC contracts and transactions across the globe. Prior to that, De Lima served as lead counsel at BG Group plc where she advised on upstream, midstream and downstream projects and investments, including on BG Group's investments in all four trains at Atlantic LNG in Trinidad. Prior to BG Group, De Lima worked in private practice at Arthur Andersen. De Lima is qualified to practice law in New York, France, England, the British Virgin Islands and Trinidad and Tobago.

Global LNG Market: Highlights

NEXTDECADE
A Portfolio LNG Company

Strong Secular Forces Underpin Growth of Global LNG Demand	• We believe LNG demand will rise over the coming years, driven by widespread interest in cleaner-burning, higher-yielding fuels, increased coal plant retirements, geopolitical considerations, and the desire for market access from new buyers. • According to the International Gas Union, since 2014, ten countries have constructed almost 50 mtpa of regasification capacity, with a further 60 mtpa already under construction and expected to be operational by the end of 2017. • As the LNG market expands and more companies explore import options aided by FSRUs, we believe a wide variety of importers will emerge, influencing pricing and contract dynamics. • We believe traditional LNG buyers are seeking to diversify away from oil-linked contracts and are looking to increase destination flexibility; as a result, low-cost U.S. LNG is poised to capture market share, supported by the country's abundant gas supply, existing pipeline infrastructure, geopolitical considerations, and a competitive project execution environment. • LNG market dynamics are shifting towards certain new and emerging markets, with burgeoning sector opportunities – such as LNG-to-power – adding to global LNG demand. Diminishing resources in historically abundant LNG markets, as well as expiring contracts (not necessarily re-contracting with existing providers) in an array of jurisdictions, further increases the desire among LNG buyers and importers to diversify their supply with reliable and cost-effective solutions, including those from new sources along the U.S. Gulf Coast. NextDecade plans to commence commercial operations of its Rio Grande LNG facility in time for a global supply shortfall expected in 5-7 years.[1]
U.S. Gulf Coast Projects Emerging as Cost-Competitive	• NextDecade's commercial progress to date indicates strong market interest and, more specifically, interest in LNG sourced from West and South Texas, which benefits from low-cost associated gas as production in key basins (Permian Basin and Eagle Ford Shale) is expected to create more supply than available demand. • Excess gas in this region cannot be flared[2] and, as a result, is likely to reach Gulf Coast markets economically. We believe stable outlets like LNG export facilities (including NextDecade's Rio Grande LNG project) are likely more attractive for gas producers than domestic options where incremental demand may be limited. • We believe NextDecade's Rio Bravo pipeline, projected to have eight interconnects with a combined 6.7 Bcf/d of capacity, will have supply flexibility and be price competitive. Eastward takeaway capacity is already expanding in the region, with high-profile plans over the next 12-18 months among key sponsors such as Enterprise, Energy Transfer, and others.[3] • Apache Corporation recently confirmed the discovery of a significant new resource play, the "Alpine High," in the southern portion of the Delaware Basin (Reeves County, Texas) with 75 Tcf of rich gas in place.[4] Overall, the Permian Basin saw nearly $30 billion of M&A activity in 2016; drilling and completion (D&C) spending is expected to increase in the coming years.[5] • Recent activity highlights strong interest in the region, and includes a working interest acquisition by Blackstone Energy Partners and Sanchez Energy (with a position in the dry gas window of the Western Eagle Ford), as well as increased capital budgets and acreage accumulation by leading return-oriented producers (e.g. Pioneer Natural Resources, EOG Resources).[6]

1: Energy Information Administration | 2: Railroad Commission of Texas, Statewide Rule 32 | 3: Company Presentations and Public Statements
4: Apache Corporation Press Release, September 7, 2016 | 5: Dealogic, November 28, 2016 | 6: Company Presentations and Public Statements

Contact

NEXTDECADE
A Portfolio LNG Company

NEXTDECADE
A Portfolio LNG Company

NextDecade, LLC
3 Waterway Square Place, Suite 400
The Woodlands, Texas 77380

Ben Atkins, Chief Financial Officer
T: + 1 (832) 404 2064 | **E:** ben@next-decade.com

HARMONY

Harmony Merger Corp.
777 Third Avenue, 37th Floor
New York, New York 10017

David Sgro, Chief Operating Officer
T: + 1 (212) 319 7676 | **E:** ds@harmonymergercorp.com

COMMUNICATIONS

Ward CC (for NextDecade)
5959 West Loop South, Suite 510
Bellaire, Texas 77401

Molly LeCronier, Vice President
T: + 1 (713) 869 0707 | **E:** mlecronier@wardcc.com

FINANCIAL ADVISOR

Height

Height Securities, LLC*
1775 Pennsylvania Avenue NW, 11th Floor
Washington, D.C. 20006

Patrick Hughes, Managing Director
T: + 1 (202) 629 0004 | **E:** phughes@heightllc.com

* Height Securities, LLC is a broker-dealer registered with the Financial Industry Regulatory Authority (FINRA) and the U.S. Securities and Exchange Commission (SEC), and is a member of the Securities Investor Protection Corporation (SIPC).